UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2013

DUKE ENERGY INDIANA, INC.

(Exact Name of Registrant as Specified in its Charter)

Indiana	1-3543	35-0594457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Main Street, Plainfield, Indiana  46168

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.   Other Events.

On July 8, 2013, Duke Energy Indiana, Inc. (the “Company”) entered into an underwriting agreement, dated as of July 8, 2013, with Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters (i) $150,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, Series VVV, Floating Rate, Due July 11, 2016 (the “2016 Bonds”) and (ii) $350,000,000 aggregate principal amount of the Company’s First Mortgage Bonds, Series WWW, 4.90%, Due July 15, 2043 (the “2043 Bonds” and together with the 2016 Bonds, the “Bonds”). The Bonds will be issued under our Indenture of Mortgage or Deed of Trust, dated September 1, 1939, between the Company and Deutsche Bank National Trust Company, as Trustee, as amended and supplemented from time to time (the “Indenture”), including by the Sixty-Sixth Supplemental Indenture, dated as of July 11, 2013 (the “Supplemental Indenture”).  The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, the Supplemental Indenture, which is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto. Such exhibits are incorporated herein by reference. Also, in connection with the issuance and sale of the Bonds, the Company is filing a legal opinion regarding the validity of the Bonds as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement No. 333-169633-02.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits

4.1                           Sixty-Sixth Supplemental Indenture, dated as of July 11, 2013, between the Company and Deutsche Bank National Trust Company, as Trustee, providing for the issuance of the Bonds.

5.1                           Opinion of Taft Stettinius & Hollister LLP regarding validity of the Bonds.

23.1                        Consent of Taft Stettinius & Hollister LLP (included as part of Exhibit 5.1).

99.1                        Underwriting Agreement, dated as of July 8, 2013, among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, in connection with the Company’s issuance and sale of the Bonds.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY INDIANA, INC.

Date: July 11, 2013	By:	/s/ Robert T. Lucas III, Esq.
	Name:	Robert T. Lucas III, Esq.
	Title:	Deputy General Counsel and
Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

4.1	Sixty-Sixth Supplemental Indenture, dated as of July 11, 2013, between the Company and Deutsche Bank National Trust Company, as Trustee, providing for the issuance of the Bonds.

5.1	Opinion of Taft Stettinius & Hollister LLP regarding validity of the Bonds.

23.1	Consent of Taft Stettinius & Hollister LLP (included as part of Exhibit 5.1).

99.1

Underwriting Agreement, dated as of July 8, 2013, among the Company and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, in connection with the Company’s issuance and sale of the Bonds.